POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ MARCIA D. ALAZRAKI

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Marcia D. Alazraki

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ MICHAEL B. BOYLE

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Michael B. Boyle

Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and John C. Pintozzi and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ FREDERICK F. CRIPE

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Frederick F. Cripe

Director, Chairman, President and Chief Executive Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ MATTHEW S. EASLEY

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Matthew S. Easley

Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ ROBERT J. HOLDEN

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Robert J. Holden

Director, Vice President and Chief Operations Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ CLEVELAND JOHNSON, JR.

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Cleveland Johnson, Jr.

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and John C. Pintozzi and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ SUSAN L. LEES

------------------------------

Susan L. Lees

Director, Vice President, General Counsel and Secretary

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ JOHN C. LOUNDS

------------------------------

John C. Lounds

Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ KENNETH R. O’BRIEN

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Kenneth R. O’Brien

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ SAMUEL H. PILCH

------------------------------

Samuel H. Pilch

Controller and Group Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ JOHN C. PINTOZZI

------------------------------

John C. Pintozzi

Director, Vice President and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ JOHN R. RABEN, JR.

------------------------------

John R. Raben, Jr.

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ PHYLLIS H. SLATER

------------------------------

Phyllis H. Slater

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2009

/s/ JOHN ERIC SMITH

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John Eric Smith

Director and Vice President